Subsequent Events	9 Months Ended	12 Months Ended
	Feb. 28, 2015	May 31, 2014
Subsequent Events

Note 11—Subsequent Events

Following the February 27, 2015, shareholder approval, the Company filed Articles of Amendment to the Articles of Incorporation on March 2, 2015 to increase the number of common shares authorized for issuance from 100 million shares to 200 million shares. The shareholders also approved an increase of two million common shares authorized for issuance under the 2012 Plan.

Subsequent to quarter end, holders of the Company’s three-year convertible promissory Notes (the Notes) in the aggregate principal amount of $3,046,250, and accrued but unpaid interest of $96,595, were induced to convert their Notes and accrued but unpaid interest, into common stock of the Company, no par value, at the rate of $0.75 per share. The conversion resulted in the issuance of 4,181,079 shares of common stock and a cash interest payment of $7,028. In connection with the conversion of the Notes, the Company issued warrants to purchase an aggregate of 5,555,000 shares of common stock at an exercise price of $1.00 per share. All but two of the warrants are exercisable through October 2015. One warrant, for the purchase of 186,667 shares of common stock, is exercisable through December 2015, and one warrant, for the purchase of 160,000 shares of common stock, is exercisable until January 15, 2016. The Company agreed to register the shares of common stock issuable upon exercise of the warrants.

On March 6, 2015 the Company’s board of directors granted a warrant to purchase a total of 150,000 shares of common stock at an exercise price of $0.83 per share to an independent consultant. The warrant has a five-year term and vests 50% annually over two years beginning March 6, 2016.

Subsequent to quarter end, on April 1, 2015, the Company gave notice to Alpha Venture Capital Partners, L.P. (“AVCP”), the holder of a $1.5 million short-term convertible promissory note, that the Company exercised its one-time option to extend the maturity date of the note from May 5, 2015 to August 5, 2015.

Subsequent to quarter end, the Company initiated discussions with a third-party licensor to enter into a licensing agreement covering the licensor’s “system know-how” technology with respect to the Company’s use of the proprietary cell lines to manufacture new PRO 140 material. The license fee and royalty fee will vary depending on whether the third-party licensor is utilized as the manufacturer or an independent party, as the licensor does not charge an annual license fee when it serves as the manufacturer. Since the discussions have not had the benefit of negotiation, nor has the Company received a manufacturing proposal from the licensor, the cost of the annual license agreement cannot be reasonably estimated as of the date of this filing. Accordingly, the Company has not accrued any expense for this license as of February 28, 2015.

Note 13 – Subsequent Events

In furtherance of our business strategy and subsequent to fiscal year-end 2014, the Company entered into a manufacturing agreement with a contract manufacturing organization to initiate preparations for the potential future manufacturing of additional PRO 140. In the event this agreement is terminated by the Company, it will incur financial penalties up to $1.9 million determined by the date the notice of termination is delivered in relation to the anticipated manufacturing date. If the notice is delivered more than three months in advance of the anticipated manufacturing date, the penalty is approximately $1.1 million, or approximately $1.9 million thereafter.